                                                                  EXHIBIT 99(ii)



                     PURCHASE AGREEMENT FOR CERTAIN ASSETS

                                By and Between

                        JPM CZECH REPUBLIC SPOL. S.R.O.

                                      and

                              CORMA SPOL. S.R.O.
                   CORMA ELEKTROTECHNISCHE PRODUKTIONS GMBH
                          KATHREIN BETEILIGUNGS GMBH
                             PETER MICHAEL MILLARD



                              Dated July 7, 1997

                     PURCHASE AGREEMENT FOR CERTAIN ASSETS
                     -------------------------------------


          THIS ASSET PURCHASE AGREEMENT (the "Agreement") is made this 7th day of July, 1997, by and between JPM Czech Republic spol. s.r.o., a company in creation, (hereafter referred to as either "JPM spol. s.r.o." or "Buyer"), a Czech Republic corporation having its business seat in Prague, Czech Republic, and represented by its founder, The JPM Company; and Corma spol. s.r.o. (hereafter referred to as "Seller"), a Czech Republic corporation having its business seat in Bor, Prumyslovy Areal Vysocany, PSC 348 02; Kathrein Beteiligungs GmbH ("Kathrein"), a German corporation; and Peter Michael Millard ("Millard"), an individual who together with Kathrein own one hundred percent of the stock of Corma Elektrotechnische Produktions GmbH ("Corma GmbH"), the sole shareholder of Seller.



                                  WITNESSETH:

          WHEREAS, Seller is engaged in the business of manufacturing wire harnesses and cable assemblies (the "Business"), operates facilities located in Bor, Czech Republic, and owns the Business; and

          WHEREAS, Corma GmbH is engaged in the business of manufacturing wire harnesses and cable assemblies in Leuchtenberg, Germany; and

          WHEREAS, Seller is a wholly-owned subsidiary of Corma GmbH; and

          WHEREAS, Seller and Corma GmbH desire to sell, transfer, convey and assign to Buyer, and Buyer desires to purchase certain assets and assume certain leases of Seller and Corma GmbH in accordance with the terms and conditions set forth in this Agreement.

          NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:


                    ARTICLE 1: SALE AND PURCHASE OF ASSETS
                    --------------------------------------

          1.1  Acquired Assets.  On the Closing Date (hereinafter defined),
               ---------------
Seller and Corma GmbH shall sell, transfer, convey, assign, and deliver to Buyer, and Buyer shall purchase and assume all of the right, title and interest of Seller and Corma GmbH in and to specified assets and rights of the Seller and Corma GmbH free and clear of all liens and encumbrances, which such assets and rights shall include and shall be purchased and assumed as follows:

          (a) Certain assets owned by Corma GmbH and Seller and situate in Bor, Czech Republic as more particularly described on Schedule A attached hereto and
                                                 ----------
made a part hereof (the "Bor Assets"); and

          (b) Lease contracts of Seller for facilities currently used by Seller in connection with the Business and situate in Bor, Czech Republic as more particularly described on Schedule B attached hereto and made a part hereof (the
                          ----------
"Bor Leases"); and

          (c) Lease contracts of Seller for certain equipment including, without limitation, automobiles situate in Bor, Czech Republic as more particularly described on Schedule C attached hereto and made a part hereof (the
                          ----------
"Bor Leased Equipment"); and

          (d) All of the inventory of Corma GmbH and Seller defined as raw materials, work in progress, and finished goods and associated with the business operations of Corma spol. s.r.o. as of the Closing Date as more particularly described on Schedule D attached hereto and made a part hereof (the
             ----------
"Inventory"); and

          (e) All of the customer files, lists and records of those customers of Seller as set forth on Schedule E attached hereto and made a part hereof (the
                          ----------
"Customer Records").

          (f) Together the Bor Assets, Bor Leases, Bor Leased Equipment, Inventory and Customer Records are hereafter referred to as the "Assets".

          1.2  Valuation of Assets and Inventory.
               ---------------------------------

          (a) Seller agrees that Buyer may, prior to the Closing Date, conduct a fair market appraisal (the "Appraisal") of the Bor Assets set forth on Schedule A which such Appraisal is to be conducted by a qualified appraiser, in buyer's sole discretion, and for Buyer's internal operating purposes. Seller further agrees to cooperate in any and all respects with Buyer and the qualified appraiser in connection with the Appraisal.

          (b) All inventory to be purchased by Buyer shall be valued as of the Closing Date which valuation shall be for Buyer's internal operating purposes and shall be determined by a physical inventory to be conducted by Seller according to generally accepted accounting practices and principles, and which such physical inventory shall be observed by Price Waterhouse, L.L.P., independent auditors of Buyer.

          1.3  Assumption of Liabilities.  Except as expressly provided herein
               -------------------------
and as otherwise provided under Czech Republic law, Buyer shall not assume, or in any way be liable for, the obligations, debts and liabilities of Seller.

                           ARTICLE 2: PURCHASE PRICE
                                      --------------

          2.1  Purchase Price.
               --------------

          (a)  Seller Purchase Price.   As full consideration of the Bor Assets
               ---------------------
owned by Seller, the Bor Leases, the Bor Leased Equipment, the Inventory owned by Seller and the Customer Records, Buyer shall pay to Seller a purchase price of Four Hundred Fifty Seven Thousand Nine Hundred Nine Deutsche Marks (DM 457,909) (the "Seller Purchase Price").

          (b)  Corma GmbH Purchase Price.   As full consideration of the Bor
               -------------------------
Assets owned by Corma GmbH and the Inventory owned by Corma GmbH, Buyer shall pay to Corma GmbH a purchase price of Nine Hundred Twenty Four Thousand Six Hundred Fifty Seven Deutsche Marks (DM 924,657) (the "Corma GmbH Purchase Price").

          (c) Together the Seller Purchase Price and the Corma GmbH Purchase Price are hereafter referred to as the "Total Purchase Price".

          (d)  The Total Purchase Price shall be paid as follows:


               (1) Subject to the provisions of Section 12.2 hereunder, one-half of the Total Purchase Price shall be placed in escrow in Stadtsparkasse Weiden bank, account number 103614, Federal Republic of Germany, by wire transfer on or before May 15, 1997; and

               (2) The balance of the Total Purchase Price shall be paid in cash, or by certified or bank cashier's check, or by wire transfer, at the discretion of the Seller, on the Closing Date.

          (e)  Value-Added Tax.  Buyer shall pay to Seller on the Closing Date
               ---------------
the mandatory Value-Added Tax levied by the Czech Republic tax authorities on the transactions provided for in this Agreement which Seller is required to pay to the Czech Republic tax authorities upon consummation of the transactions between Buyer and Seller provided for in this Agreement.


                           ARTICLE 3:  OTHER ASSETS
                                       ------------

          3.1  Accounts Receivable.  Any and all accounts receivable of Seller
               -------------------
shall be retained by Seller and the collection for such accounts receivable shall be Seller's responsibility, excepting however those accounts receivable generated by the Customer Purchase Orders (hereafter defined) as set forth in
Section 3.3(a) hereunder. On the Closing Date, Seller shall provide to Buyer a schedule of all accounts receivable to be retained by Seller pursuant to this
Section 3.1.

          3.2  Accounts Payable and Accrued Liabilities.  Payment for, and the
               ----------------------------------------
liability of, any and all accounts payable, and accrued and contingent liabilities, of Seller shall be the Seller's responsibility, excepting however those accounts payable generated by the Supplier Purchase Orders (hereafter defined) as set forth in Section 3.3(b) hereunder. On the Closing Date, Seller shall provide to Buyer a schedule of all accounts payable, and all accrued and contingent liabilities, of Seller which remain outstanding and for which Seller shall be liable pursuant to this Section 3.2.

          3.3  Purchase Orders.
               ---------------

          (a) Buyer agrees to accept and fill those purchase orders which are placed by customers of Seller and confirmed by Seller as of the Closing Date to the extent that these products have not been manufactured and/or delivered as of the Closing Date (the "Customer Purchase Orders"). Buyer shall receive the purchase price to be paid by any customer for any such Customer Purchase Order. The Seller shall request immediately after the execution and consummation of this Agreement the written consent of the customers to the transfer and assignment of such Customer Purchase Orders. In the event that a customer does not consent to the transfer and assignment of his particular Customer Purchase Order, the parties agree that such purchase order will be handled between the Seller and the customer while the Buyer and Seller act in their inner relationship as if the transfer and assignment of such purchase order had taken place on and as of the Closing Date. On the Closing Date, Seller shall provide to Buyer a schedule of all Customer Purchase Orders.

          (b) Buyer agrees to accept the delivery of, and payment for, those purchase orders placed by Seller to its suppliers which are open and have not been delivered as of the Closing Date (the "Supplier Purchase Orders"). On the Closing Date, Seller shall provide to Buyer a schedule of all Supplier Purchase Orders.

          (c) Between the date of this Agreement and the Closing Date, Seller agrees to accept and place purchase orders from and to customers and suppliers only in the ordinary course of business consistent with past practices of Seller and agrees to consult and coordinate with Buyer in the acceptance and placement of purchase orders from and to customers and suppliers.


                            ARTICLE 4:  THE CLOSING
                                        -----------

          4.1  Closing.  The purchase and sale provided in this Agreement will
               -------
take place at the offices of Corma GmbH located in Leuchtenberg, Germany, on the later of the 15th day of July, 1997, or the date after the day on which JPM Czech Republic spol. s.r.o. is registered with the commercial register in Prague, Czech Republic (the "Closing Date"), or at such other time and place as the parties may agree. Subject to the provisions of Section 12 hereof, failure to consummate the purchase and sale provided for in this Agreement on the date and time and at the place determined pursuant to this Section 4.1 will not result in the termination of this Agreement and will not relieve any party of any obligation under this Agreement.

          4.2  Transfer of Title.  Good and marketable title, ownership and
               -----------------
possession of the aforesaid Assets shall be conveyed, assigned and transferred to Buyer on the Closing Date to be evidence by a Bill of Sale and General Assignment in the form attached hereto as Exhibit "1".

          4.3  Further Assurances.  Following the Closing, at the request of
               ------------------
either party, the other party or parties shall deliver any further instruments of transfer and take all reasonable actions as may be necessary or appropriate to affect the conveyance of the aforesaid Assets and any of the other transactions contemplated herein.


                             ARTICLE 5:  EMPLOYEES
                                         ---------

          5.1  Corma spol. s.r.o. Employees.  Buyer agrees to enter into
               ----------------------------
employment agreements with those individuals employed by Seller as set forth on Schedule F (the "Corma spol. s.r.o. Employees") upon terms and conditions
----------
mutually satisfactory to Buyer and the Corma spol. s.r.o. Employees.


              ARTICLE 6:  SELLER'S REPRESENTATIONS AND WARRANTIES
                          ---------------------------------------

               As a material inducement to Buyer to enter into and perform its obligations under this Agreement, Seller represents and warrants to Buyer as follows:

          6.1  Organization and Standing.  Seller is a corporation duly
               -------------------------
organized, validly existing and in good standing under the laws of the Czech Republic. A copy of its Deed of Foundation and all amendments thereto have been delivered to Buyer and are complete and correct. Seller has the power and authority to own the properties now owned by it and to conduct the business presently being conducted by it.

          6.2  Power and authority.  Seller has the power and authority to
               -------------------
execute, deliver and perform this Agreement, and all other instruments, documents and agreements required to be delivered by it to Buyer at Closing (the "Seller's Transaction Documents"). The performance by Seller of its obligations hereunder have been duly and validly authorized by all requisite action of its managing director(s) and shareholders.

          6.3  Binding Agreement.  This Agreement is, and when executed and
               -----------------
delivered by the Seller at the Closing, and each of the Seller's Transaction Documents, will be the legal, valid and binding obligations of Seller, enforceable against it in accordance with its respective terms.

          6.4  Title to Property.  Seller has, and on the Closing Date will
               -----------------
have, good and marketable title to all of the Assets free and clear of all mortgages, security interests, liens, charges, pledges and encumbrances whatsoever.

          6.5   Consents.  Except as set forth on Schedule 6.5, no
                --------                          ------------
authorization, consent, approval, license, exemption by filing or registration with any court or governmental department, commission, board, bureau, agency, instrumentality, person, firm, partnership or corporation, domestic or foreign, is or will be necessary in connection with Seller's entry into, execution, delivery and performance of this Agreement, any of the Seller's Transaction Documents, or for Seller's consummation of the transactions contemplated hereby and thereby. The Lessors of the Bor Leases and Bor Leased Equipment have approved and consented to the assumption by Buyer of such leases upon the same terms and conditions.

          6.6   Material Changes.  Between the date of this Agreement and the
                ----------------
Closing Date, there shall not have been any material adverse change in the condition (financial or otherwise) of the Assets, Business or Seller.

          6.7   Legal proceedings.  Except as set forth on Schedule 6.7, to the
                -----------------                          ------------
best of Seller's knowledge, there are no disputes, claims, actions, suits or other proceedings pending, threatened or contemplated against Seller, or the Business or Assets, or its ability to consummate the transactions contemplated herein.

          6.8   Environmental Compliance.  To the best of Seller's knowledge, at
                ------------------------
any time during which Seller has leased land, or any real or personal property, of whatever kind for use in connection with the Business, Seller has not handled or disposed of any substance, arranged for the disposal of any substance, exposed any employee or any other individual to any substance or condition, or owned or operated the Business, so as to give rise to any liability or corrective or remedial obligation under any environmental, health or safety laws, regulations or rules of whatever kind, foreign or domestic.

          6.9   Creditors.  The sale and transfer of certain Assets pursuant to
                ----------
this Agreement is not a sale and transfer of all the assets of the Seller or a sale of Corma spol. s.r.o. Therefore, no creditors or any local tax authority of Seller will assert claims against the Buyer based on Paragraph 476 et seq. of the Czech Commercial Code and/or on a sale of Corma spol. s.r.o.

          6.10  Disclosures.  All material disclosures necessary and helpful to
                -----------
allow Buyer to make an informed business decision arising out of, or in connection with, the entering into and execution of this Agreement, or any of the transactions contemplated hereby, have been made by Seller to Buyer. On information and belief, no representation or warranty by Seller, or in any schedule, exhibit or other document furnished or to be furnished by Seller, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

              ARTICLE VII:  BUYER'S REPRESENTATIONS AND WARRANTIES
                            --------------------------------------

          Buyer makes the following representations and warranties to Seller as an inducement to enter into and consummate this Agreement as contemplated herein:

          7.1  Organization and Standing.  Buyer has been, or will be, duly
               -------------------------
organized and incorporated and is, or will be, validly existing and in good standing under the laws of the Czech Republic.

          7.2  Power and Authority.  Buyer has, or will have, the power and
               -------------------
authority to execute, deliver and perform this Agreement, and all other instruments and agreements required to be delivered by them to Seller at Closing (the "Buyer's Transaction Documents"). The performance by Buyer of its obligations hereunder have been duly and validly authorized by all requisite action of its sole shareholder, The JPM Company.

          7.3  Binding Agreement.  This Agreement is, and when executed and
               -----------------
delivered by Buyer at the Closing, and each of the Buyer's Transaction Documents, will be the legal, valid and binding obligations of Buyer, enforceable against it in accordance with their respective terms.

          7.4  Consents.  Except as set forth on Schedule 7.4, no consent or
               --------                          ------------
approval of any person is required in connection with the execution and delivery by Buyer of this Agreement or any of the Buyer's Transaction Documents or for the consummation by Buyer of the transactions contemplated hereby.


              ARTICLE VIII:  COVENANTS OF SELLER PRIOR TO CLOSING
                             ------------------------------------

          8.1  Conduct of Business.  Between the date of this Agreement and the
               -------------------
Closing Date, Seller shall conduct the Business in the ordinary course of business consistent with past practice, and shall maintain its existence. During such period, Seller shall not dissolve or merge or consolidate the Business with or into any other entity.

          8.2  Affirmative Covenants.  Between the date of this Agreement and
               ---------------------
the Closing Date, Seller shall:

          (a) maintain the Assets in substantially the same state, condition and repair;

          (b) maintain in full force and effect the insurance policies currently in effect;

          (c) preserve intact the present business organizations of Seller and maintain relations and goodwill with suppliers, employees, customers and any person, entity, firm, partnership or organization having business with, or relating or pertaining to, the Business;

          (d) maintain all of the books and records relating to the Business in accordance with its past practice;

          (e) comply with all material provisions of any contracts, leases and any other agreements that Seller has entered into with respect to the Business in the ordinary course of business, and the provisions of any and all laws, rules, regulations and orders applicable to the Business.


        ARTICLE IX:  CONDITIONS PRECEDENT TO BUYER'S OBLIGATION TO CLOSE
                     ---------------------------------------------------

          Unless waived by the Buyer, the obligations of Buyer to consummate the purchase of the Assets is subject to the fulfillment, prior to or at the Closing Date, of each of the following:

          9.1   Representations and Warranties.  The representations and
                ------------------------------
warranties of the Seller contained in this Agreement or on any schedule, list or document delivered pursuant to the provisions hereof shall be true and correct at and as of the Closing Date as though such representations and warranties were made at and as of such time, except to the extent affected by the transactions contemplated hereby.

          9.2   Performance of Covenants.  Seller shall have performed or
                ------------------------
complied with each of their respective agreements and covenants required by this Agreement prior to or at the Closing.

          9.3   Approvals and Consents.  The consent or approval of all persons
                ----------------------
or entities necessary for the consummation of the transactions contemplated hereby shall have been granted, including, without limitation, the consent and approval by the lessors of the assumption of those leases of, or relating to, the Bor Leases and Bor Leased Equipment by Buyer upon the same terms and conditions.

          9.4   Legal Matters.  No suit, action, investigation, or legal or
                -------------
administrative proceeding shall have been brought or shall have been threatened by any person that questions the validity or legality of this Agreement or the transactions contemplated hereby.

          9.5   Material Change.  Since the date of this Agreement, there shall
                ---------------
not have been any material adverse change in the condition (financial or otherwise) of the Assets, properties or operations of the Business or of the Seller.


        ARTICLE X:  CONDITIONS PRECEDENT TO SELLER'S OBLIGATION TO CLOSE
                    ----------------------------------------------------

          10.1  Representations and Warranties.  The representations and
                ------------------------------
warranties of the Buyer contained in this Agreement or on any schedule, list or document delivered pursuant to the provisions hereof shall be true and correct at and as of the Closing Date as though such representations and warranties were made at and as of such time, except to the extent affected by the transactions contemplated hereby.

          10.2  Performance of Covenants.  Buyer shall have performed or
                ------------------------
complied with each of its respective agreements and covenants required by this Agreement prior to or at the Closing.

          10.3  Approvals.  The consent or approval of all persons or entities
                ---------
necessary for the consummation of the transactions contemplated hereby shall have been granted.

          10.4  Legal Matters.  No suit, action, investigation, or legal or
                -------------
administrative proceeding shall have been brought or shall have been threatened by any person that questions the validity or legality of this Agreement or the transactions contemplated hereby.


                          ARTICLE XI:  INDEMNIFICATION
                                       ---------------

          11.1  Survival.  All representations, warranties, covenants, and
                --------
obligations in this Agreement, or in any schedule, list or document delivered pursuant to this Agreement, will survive the Closing and the Closing Date for a period of two (2) years; excepting, however, those of, or relating to, tax claims which shall survive for a period of five (5) years.

          11.2  Seller's Indemnification.  Seller will indemnify and hold
                ------------------------
harmless Buyer, and its respective directors, employees, agents and representatives for, and will pay to such persons, the amount of any loss, liability, claim, damage (including consequential and incidental damages), and expense (including costs of investigation and defense and reasonable attorneys' fees) arising, directly or indirectly, from or in connection with the performance by Seller of this Agreement, or any breach of any representation or warranty by the Seller, or the failure to fulfill any agreement or covenant by the Seller, under this Agreement.

          11.3  Indemnification of Kathrein and Millard.  Kathrein and Millard
                ---------------------------------------
will, and undertake to, indemnify and hold harmless Buyer for, and will pay to Buyer the amount of, any and all claims, including but not limited to reasonable attorneys' fees and expenses, that may be asserted by creditors of Seller or tax authorities due to liabilities of the Seller against Buyer after the Closing Date. However, this obligation only exists in the event Corma GmbH is no longer a shareholder of Seller at the time any such claim may be asserted, or Seller refuses on first demand of the Buyer, or becomes unable or indisposed, in any way whatsoever, to provide such indemnification. The parties agree that this obligation of Millard and Kathrein is a material inducement for Buyer to enter into and consummate the transactions provided for in this Agreement.

          11.4  Buyer's Indemnification.  Buyer will indemnify and hold harmless
                -----------------------
Seller, and its respective directors, employees, agents and representatives for, and will pay to such persons the amount of, any loss, liability, claim, damage (including consequential and incidental damages), and expense (including costs of investigation and defense and reasonable attorneys' fees) arising, directly or indirectly, from or in connection with the performance by the Buyer of this Agreement, or any breach of any representation or warranty by the Buyer, or the failure to fulfill any agreement or covenant by the Buyer, under this Agreement.

                           ARTICLE XII:  TERMINATION
                                         -----------

     12.1 Termination.  This Agreement may be terminated at any time at or prior
          -----------
to the Closing Date:

     (a) by Buyer, if the conditions set forth in Article IX hereof have not been satisfied by the Closing Date, or if satisfaction of such a condition is or becomes impossible (other than through the failure of Buyer to comply with its obligations under this Agreement);

     (b) by Seller, if the conditions set forth in Article X hereof have not been satisfied by the Closing Date, or if satisfaction of such a condition is or becomes impossible (other than through the failure of Seller to comply with their obligations under this Agreement);

     (c)  by the mutual consent of Buyer and Seller; or

     (d) by either Buyer or Seller, if the Closing has not occurred (other than through the failure of any party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before May 30, 1997, or such later date as the parties may agree upon; or

     (e) by Buyer or Seller, if Buyer's affiliate, JPM Czech Republic spol. s.r.o., is unable, for any reason whatsoever, to purchase and consummate the acquisition of, certain of the assets of Seller's wholly-owned subsidiary, Corma spol. s.r.o. contemporaneously with the consummation of this Agreement.

     12.2 Escrow Monies. In the event this Agreement is terminated pursuant to
          -------------
this Article 12, or for any other reason whatsoever, that portion of the Purchase Price placed in escrow by Buyer pursuant to Section 2.1(a) hereunder shall revert, and be reclaimed by and returned, to Buyer immediately upon termination.

     12.3 Effect of Termination.  Each party's right of termination under
          ---------------------
Section 12.1 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to Section 12.1, all further obligations of the parties under this Agreement will terminate, except that the obligations in Sections 13.4 and 13.6 will survive; provided, however, that if this Agreement is terminated by a party because of the breach of the Agreement by the other party or because one or more of the conditions to the terminating party's obligations under this Agreement is not satisfied as a result of the other party's failure to comply with its obligations under this Agreement, the terminating party's right to pursue all legal remedies will survive such termination unimpaired.

                    ARTICLE XIII:  MISCELLANEOUS PROVISIONS
                                   ------------------------

     13.1 Use of Corma Name.  As of the Closing Date, Seller agrees to divest
          -----------------
itself of, and forever cease from using, or being associated with, the trademark "Corma." On or before the Closing Date, Kathrein and Millard, in their capacity as sole shareholders of Seller, agree to change Seller's name by and through a notarized shareholder resolution and agree to file same with the commercial register thereby amending the Seller's Articles of Association.

     13.2 Manufacturing Services Agreement.  On the Closing Date and upon the
          --------------------------------
execution and consummation of this Agreement, the Mutual Manufacturing and Technical Services Agreement by and among The JPM Company and Corma GmbH entered into and consummated on or about December 11, 1996 shall terminate and all of the rights, duties, and obligations of each party thereto shall become null and void; provided, however, that on the Closing Date, Corma GmbH shall pay to, and settle with, The JPM Company all monies due and owing to The JPM Company pursuant to, and under, the terms of such agreement.

     13.3 Brokers or Finders.  The parties agree that they have incurred no
          ------------------
obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement.

     13.4 Expenses.  Except as otherwise expressly provided in this Agreement,
          --------
each party shall bear its own costs and expenses in connection with the Agreement and the transactions contemplated hereby.

     13.5 Public Announcements.  Any public announcement or similar publicity
          --------------------
with respect to this Agreement or the transactions contemplated hereby will be issued, if at all, at such time and in such manner as Buyer determines; provided, however, that Seller may notify the customers of Seller in order to obtain such customers' consent to the transfer and assignment of the Customer Purchase Orders pursuant to Section 3.3(a) hereunder.

     13.6 Confidentiality.  Buyer and Seller will maintain in confidence, and
          ---------------
will cause their respective directors, officers, employees, shareholders, agents and advisers to maintain in confidence, and not use to the detriment of another party any written, oral, or other information obtained in confidence from another party or in connection with this Agreement, unless (i) such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party; (ii) the use of such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of this Agreement or the transactions contemplated hereby; or (iii) the furnishing or use of such information is required by or necessary or appropriate in connection with legal proceedings.

     13.7 Notices.  All notices and other communications required hereunder
          -------
shall be in writing and shall be deemed to be properly given when personally delivered to the party entitled to receive the notice or when sent by first class, registered or certified mail, return receipt requested, properly addressed to the party entitled to receive such notice, or when sent by telecopier (with written confirmation of receipt, provided that a copy is mailed by registered or certified mail, return receipt requested) to the addresses below:

     If to Buyer:

     The JPM Company
     Route 15 North
     Lewisburg, PA 17837
     U.S.A.
     Attn: John H. Mathias, Chief Executive Officer
     Telecopy: (717) 524-8187



     with copies to:

     Duane, Morris & Heckscher
     305 North Front Street
     P.O. Box 1003
     Harrisburg, PA 17108-1003
     Attn: Scott C. Penwell, Esq.
     Telecopy: (717) 232- 4015

     If to Seller:

     Corma Elektrotechnische Produktions GmbH
     Ringelbrunner 52a
     D-92705 Leuchtenberg
     Germany
     Attn: P. Michael Millard
     Telecopy: 4996 5993 0110

     13.8 Further Assurances.  The parties agree (i) to furnish upon request to
          ------------------
each other such further information, (ii) to execute and deliver to each other such other documents, and (ii) to do such other acts and things, all as the other party may reasonably request, for the purpose of carrying out the intent of this Agreement and the documents referred to, and transactions contemplated by, this Agreement.

     13.9   Waiver.  This Agreement shall not be released, discharged,
            ------
abandoned, changed or modified in any manner, except by an instrument in writing signed by or on behalf of each of the parties hereto by their duly authorized officers or representatives. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof, or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

     13.10  Entire Agreement.  This Agreement supersedes all prior and
            ----------------
contemporaneous agreements between the parties with respect to its subject matter and constitutes a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter.

     13.11  Assignments, Successors, and No Third-Party Rights.  Neither party
            --------------------------------------------------
may assign any of its rights under this Agreement without the prior consent of the other party except that Buyer may assign any of its rights under this Agreement to any subsidiary or affiliate of Buyer. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

     13.12  Severability.  If any provision of this Agreement is held invalid or
            ------------
unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

     13.13  Section Headings; Construction.  The headings of Sections in this
            ------------------------------
Agreement are provided for convenience only and will not affect its construction or interpretation. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

     13.14  Time of Essence.  With regard to all dates and time periods set
            ---------------
forth or referred to in this Agreement, time is of the essence.

     13.15  Governing Law.  This Agreement will be governed by the laws of the
            -------------
Federal Republic of Germany.

     13.16  Counterparts.  This Agreement may be executed in one or more
            ------------
counterparts, each of which will be deemed an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.


     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.




                                    JPM DEUTSCHLAND GMBH


                                     /s/ Peter Michael Millard
                                    ----------------------------------------
                                    By: Peter Michael Millard
                                    Its: Geschaftsfuhrer



                                    THE JPM COMPANY

          The JPM Company, as the sole shareholder of JPM Deutschland GmbH, hereby gives its consent and approval to the transactions contemplated in this Agreement and exempts Peter Michael Millard from the restrictions of Section 181 of the German Civil Code (BGB) for this transaction.


                                     /s/ John H. Mathias
                                    ----------------------------------------
                                    By: John H. Mathias
                                    Its: Chairman and Chief Executive Officer



                                    CORMA ELEKTROTECHNISCHE
                                    PRODUKTIONS GMBH


                                     /s/ Peter Michael Millard
                                    -----------------------------------------
                                    By: Peter Michael Millard
                                    Its: Geschaftsfuhrer

                                    KATHREIN BETEILIGUNGS GMBH


                                     /s/ Anton Kathrein
                                    -----------------------------------------
                                    By: Anton Kathrein
                                    Its: Geschaftsfuhrer



                                     /s/ Peter Michael Millard
                                    -----------------------------------------
                                    PETER MICHAEL MILLARD